UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF

                  THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):      June 9, 2005

                                                 -------------------------

                              HASBRO, INC.

                          --------------------

         (Exact name of registrant as specified in its charter)

 RHODE ISLAND                    1-6682                    05-0155090

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  (State of                   (Commission                 (IRS Employer

Incorporation)                File Number)             Identification No.)

1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02862

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 (Address of Principal Executive Offices)                  (Zip Code)

                             (401) 431-8697

                     -------------------------------

           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

     Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01  Other Events

On June 9, 2005 Hasbro issued a press release announcing the reacquisition of digital gaming rights for its properties from Infogrames Entertainment SA for $65 million, and the entry into a new licensing arrangement that provides Infogrames with rights to ten of Hasbro's properties.  This press release has been furnished as Exhibit 99 to this Form 8-K.

Item 9.01  Financial Statements and Exhibits

(c)

Exhibits

99 Press Release, dated June 9, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             HASBRO, INC.

                                             ------------

                                             (Registrant)

Date: June 9, 2005                  By:  /s/ David D. R. Hargreaves

                                         --------------------------

                                         David D. R. Hargreaves

                                         Senior Vice President and

                                         Chief Financial Officer

                                        (Duly Authorized Officer and

                                         Principal Financial Officer)

Hasbro, Inc.

Current Report on Form 8-K

Dated June 9, 2005

Exhibit Index

Exhibit

No.

99

Press Release, Dated June 9, 2005.